UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2003 (June 3, 2003)

GREIF, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-566 (Commission File Number)	31-4388903 (I.R.S. Employer Identification No.)

425 Winter Road, Delaware, Ohio (Address of principal executive offices)		43015 (Zip Code)

Registrant’s telephone number, including area code (740) 549-6000

Greif Bros. Corporation

Former name or former address, if changed since last report.

Item 5. Other Events and Regulation FD Disclosure.

On June 3, 2003, Greif, Inc. (the “Company”) issued a press release announcing changes to its Board of Directors (see Exhibit 99.2).

Item 7. Financial Statements and Exhibits.

(a) None required.

(b) None required.

(c) Exhibits:

Exhibit No.	Description

99.1	Press release issued by Greif, Inc. on June 4, 2003 announcing its results for the three-month and six-month periods ended April 30, 2003.

99.2	Press release issued by Greif, Inc. on June 3, 2003 announcing changes to its Board of Directors.

Item 9. Regulation FD Disclosure.

Press Release

The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished, not filed, under “Item 12. Disclosure of Results of Operations and Financial Condition” and is being provided under this “Item 9. Regulation FD Disclosure” in accordance with interim procedures promulgated by the Securities and Exchange Commission in Release No. 33-8216.

On June 4, 2003, Greif, Inc. issued a press release (the “Release”) announcing its results for the three-month and six-month periods ended April 30, 2003.

The Release included the non-GAAP financial measures of (i) net income before restructuring charges and timberland gains, (ii) earnings per Class A and Class B share before restructuring charges and timberland gains, and (iii) operating profit before restructuring charges. Net income before restructuring charges and timberland gains is equal to GAAP net income (loss) plus restructuring charges less timberland gains, net of tax. Earnings per Class A and Class B share before restructuring charges and timberland gains is equal to GAAP earnings (losses) per Class A and Class B share plus the effects of restructuring charges less the effects of timberland gains, net of tax. Operating profit before restructuring charges is equal to GAAP operating profit plus restructuring charges.

Management uses net income before restructuring charges and timberland gains, earnings per Class A and Class B share before restructuring charges and timberland gains and operating profit before restructuring charges because it believes that these measures are a better indication of the Company’s operational performance than GAAP net income (loss), earnings (losses) per Class A and Class B share and operating profit because they exclude restructuring charges, which are not representative of ongoing operations, and timberland gains that sometimes are volatile from period to period. Net income before restructuring charges and timberland gains, earnings per Class A and Class B share before restructuring charges and timberland gains and operating profit before restructuring charges provide a more stable platform on which to compare the historical performance of the Company.

A copy of the Release is included as Exhibit 99.1.

Conference Call

In a conference call on June 5, 2003, Donald S. Huml, Chief Financial Officer, responded to a question regarding the anticipated reduction in the Company’s working capital. Mr. Huml stated that the targeted reduction in working capital is $125 million by the end of fiscal 2006. The objective for fiscal 2003 is a reduction in working capital of $50 million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.

Date: June 5, 2003	By:	/s/ DONALD S. HUML
Donald S. Huml Chief Financial Officer (Duly Authorized Signatory)

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release issued by Greif, Inc. on June 4, 2003 announcing its results for the three-month and six-month periods ended April 30, 2003.

99.2	Press release issued by Greif, Inc. on June 3, 2003 announcing changes to its Board of Directors.